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                                                                    CONFIDENTIAL
                                                                    ------------




                             GALLERY AT HARBORPLACE

                               Baltimore, Maryland

                                   $70,500,000

                                 LEHMAN BROTHERS


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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options). The intended recipients of this material are "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and if you are not such a "qualified institutional buyer," you should promptly return this material to Lehman Brothers Inc.

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.


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TABLE OF CONTENTS
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          I.    TRANSACTION OVERVIEW
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          II.   SPONSORSHIP
        ------------------------------------------------------------------------

          III.  LOAN SUMMARY
        ------------------------------------------------------------------------

          IV.   PROPERTY HIGHLIGHTS
        ------------------------------------------------------------------------

          V.    FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

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TRANSACTION OVERVIEW
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o    $70,500,000 first mortgage loan

     - Expected loan will have credit characteristics consistent with an instrument rated no lower than BBB by S&P

     -   10-year Term (ARD)

     -   Hyperamortizing loan with a 30-year amortization schedule

     -   Anticipated Repayment Date ("ARD"): December 2010

     -   Final Maturity Date: December 2030

o The loan is secured by the first fee mortgage on the office and retail component of the Gallery at Harborplace (the "Property"), a 28-story mixed-use development consisting of 138,532 net rentable square feet of retail space and 264,729 net rentable square feet of office space. The Borrower also has rights to a 1,140 space parking garage subject to payments owed to the City of Baltimore in connection with bonds issued to finance construction of the garage.

o The Gallery at Harborplace is at the center of Baltimore's Inner Harbor, one of Baltimore's premier tourist attractions which draws 15 million visitors annually, according to information provided by the borrower.

o The Rouse Company (the "Company") currently owns and manages the Property. The Rouse Company is a REIT that has engaged in the ownership, operation and management of office, industrial, retail and large scale developments for over 60 years. The company owns 250 properties located in 25 states and Canada. The Company has a senior unsecured debt rating of Baa2/BBB- from Moody's and Standard & Poor's, respectively.

                                       1
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TRANSACTION OVERVIEW
================================================================================

o The loan features are expected to have investment grade credit characteristics:

     - Loan-to-value of 58.8% based on $120,000,000 value estimated by affiliates of Lehman Brothers Inc. The third party appraiser is currently in the process of finalizing the appraisal report.

     - DSCR of 1.58x (1.77x at the ARD assuming a projected loan balance of $62,830,434), based on underwritten net cash flow of $9,622,897 and an expected loan constant of 8.64%.




                                       2
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SPONSORSHIP
================================================================================


THE ROUSE COMPANY

o The Rouse Company owns and manages 250 office, industrial, retail and large scale developments in 25 states and Canada, and has more than 4,140 employees nationwide. The Company was founded in 1939, became a public company in 1956 and began operating as a REIT on January 1, 1998.

o As of October 19, 2000, the Company had a market capitalization of $5.2 billion and senior unsecured debt ratings of Baa2/BBB- from Moody's and Standard & Poor's, respectively. Moody's maintains a "stable" outlook on the Company while Standard & Poor's maintains a "positive" outlook.

o The Rouse Company's 1999 Annual Report indicated that the Company owned and/or operated 45 regional retail centers and 14 community centers. Totaling more than 41 million square feet of space, the retail centers include approximately 135 departments stores and 7,000 small merchants.


                                       3
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LOAN SUMMARY (1)
================================================================================

o    Loan Amount:                  $70,500,000 first fee mortgage loan (the
                                   "Original Loan") to be split into two
                                   mortgage loans (the "New Loans") evidenced by a $60,000,000 A Note (the "A Note) and a
                                   $10,500,000 B Note (the "B Note"),
                                   respectively. The A Note will be transferred to the LB-UBS 2000-C5 securitization.

o    Loan Description:             Expected 7.80% fixed rate, hyperamortizing(2)
                                   loan. Payments on the B Note are subordinate to payments on the A Note.

o    Collateral:                   Retail and office portions of the Gallery at
                                   Harborplace, a 28-story mixed-use development containing a total of 403,261 net rentable square feet. The retail portion of the Property contains a total of 138,532 square feet, while the office portion consists of 264,729 net rentable square feet. The
                                   Borrower also has rights to a 1,140 space parking garage subject to payments owed to the City of Baltimore in connection with bonds issued to finance construction of the garage.

o    Borrower:                     Special purpose entity affiliated with the
                                   Rouse Company.

o    Sponsor:                      The Rouse Company

o    Anticipated Repayment Date:   December 2010

(1) Mortgage loan terms described herein are preliminary and are subject to change prior to closing, which is scheduled to be on or about November 22, 2000.
(2) The interest rate for each of the New Loans after the Anticipated Repayment Date shall be fixed at five percentage points above the greater of the regular interest rate and the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Maturity Date. The amount by which interest at the post-Anticipated Repayment Date exceeds interest at the regular interest rate shall be deferred, shall compound at the post-Anticipated Repayment Date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the Anticipated Repayment Date, certain amounts of excess cash flow shall be utilized to pay principal of the loan.

                                       4
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LOAN SUMMARY
================================================================================


o    Maturity Date:                December 2030

o    ARD Term:                     10-years (ARD)

o    Amortization:                 30-years

o    Lockout Period:               No voluntary prepayments are permitted until
                                   one month prior to ARD, at which point
                                   prepayment is allowed without penalty.

o    Prepayment Provisions:        Defeasance permitted at the earlier of 1)
                                   three years from origination or 2) two years from securitization

o    Cash Management:              Springing lockbox if debt service coverage
                                   falls below 1.25x

o    Reserves:                     Monthly for taxes and insurance

o    LTV:                          58.8% based on Lehman Brothers' estimated
                                   value of $120,000,000

o    DSCR (NCF):                   1.58x based on underwritten net cash flow of
                                   $9,622,897 and expected loan constant of
                                   8.64%

o    DSCR (NCF) at ARD:            1.77x based on a projected loan balance of
                                   $62,830,434

                                       5
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PROPERTY HIGHLIGHTS
================================================================================




                                [GRAPHIC OMITTED]




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PROPERTY HIGHLIGHTS
================================================================================

o The Gallery at Harborplace is located at Baltimore, Maryland's Inner Harbor, one of Baltimore's top attractions which draws 15 million visitors annually, according to information provided by the borrower. The Property is a mixed-use development consisting of 138,532 square feet of retail space, 264,729 square feet of office space and a 1,140 space garage. The Borrower's rights to the 1,140 space parking garage are subject to payments owed to the City of Baltimore in connection with bonds issued to finance construction of the garage. The Harborplace development also includes a Renaissance Hotel located in a separate subdivided air rights parcel above the retail center and two retail/restaurant pavilions located across the street along the waterfront that are not part of the collateral.

o    The retail space was built in 1987 and the office space was built in 1988.

o The retail space features approximately 75 shops and eateries including national retailers such as Banana Republic, Brooks Brothers, Coach, Disney, Gap, and Talbots. As of July 2000, occupancy in the retail space and office space was 90.4% and 98.4%, respectively, while overall occupancy was 95.6%.

o Comparable store sales were $421 per square foot for the twelve months ending July 2000, while occupancy cost for the same period was 14.6%.

o According to a third-party appraiser of the Property who is currently in the process of finalizing a report, the office space is considered to be Class A and is among one of the most desirable office spaces in Baltimore. The Property's office space includes such tenants as A.G. Edwards & Sons, Donaldson, Lufkin & Jenrette, and KPMG LLP. As of September 5, 2000, the average annual base rent for office space at the Property was $25.67 per square foot.

o According to a third-party appraiser of the Property who is currently in the process of finalizing a report, the Inner Harbor is well located to attract both tourists and downtown workers. It is accessible via light rail, metrorail, or the freeway (Interstate 95 and 83) and is well-served by public parking.

                                       7
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PROPERTY HIGHLIGHTS
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SALES HIGHLIGHTS

--------------------------------------------------------------------------------
                                     1997       1998       1999     TTM 7/2000
--------------------------------------------------------------------------------
Total Mall Sales (mm)               $44.1      $45.0      $43.7        NAV
Comparable In-line Sales (psf)       $368       $422       $424       $421
Occupancy Costs (% of sales)         15.0%      13.0%*     14.3%      14.6%
--------------------------------------------------------------------------------

* Comparable tenants.



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PROPERTY HIGHLIGHTS
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TOP 5 RETAIL TENANTS

    ------------------------------------------------------------------------
    Tenant             Square Footage   % of Total GLA  Lease Expiration
    ------------------------------------------------------------------------
    The Gap                10,257            2.5%        1/31/05
    Brooks Brothers         8,573            2.1         8/31/10
    Forever 21              8,131            2.0         5/31/10
    Casual Corner           5,521            1.4         8/31/07
    Talbots                 5,275            1.3         1/31/10
                            -----          -----
    TOTALS:                37,757            9.3%          --
    ------------------------------------------------------------------------

TOP 5 OFFICE TENANTS

    ------------------------------------------------------------------------
    Tenant(1)          Square Footage   % of Total GLA  Lease Expiration
    ------------------------------------------------------------------------
    KPMG LLP               44,467           11.0%        4/30/08
    Hogan & Hartson        32,620            8.1         9/30/03
    ExecuCentre            25,896            6.4        12/31/01
    Blau Direct Edge       24,894            6.2     3/31/06; 9/30/05
    Niles, Barton          21,835            5.4         6/30/06
                           ------         ------
    TOTALS:               149,712           37.1%          --
    ------------------------------------------------------------------------
    (1)  Other tenants include Donaldson, Lufkin & Jenrette and A.G. Edwards.


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PROPERTY HIGHLIGHTS
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OFFICE LEASE ROLLOVER GRAPH


% OF GLA EXPIRING

2.0%   15.2%  24.8%  9.7%   4.9%   18.0%  0.0%   20.4%  3.3%   0.0%   0.0%
2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010


RETAIL LEASE ROLLOVER GRAPH

% OF GLA EXPIRING

14.3%  2.8%   11.3%  3.7%   11.8%  4.4%   6.9%   9.8%   1.1%   24.3%  0.0%
2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010


                                       10
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FINANCIAL HIGHLIGHTS
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
-------------------------------------------------------------------------------------------------------
Tenant                               1998               1999       OCT '99-Sep '00     UW Cashflow
-------------------------------------------------------------------------------------------------------
Revenue                           $17,744,563       $19,839,704      $21,230,060     $21,455,745
Operating Expenses                 11,335,638        11,169,760       11,743,925       1,128,419
                                  -----------       -----------      -----------     -----------
Net Operating Income               $6,408,925        $8,669,944       $9,486,135     $10,327,326
TI, LC & Replacement Reserves                                                            704,430
                                                                                     -----------
Net Cash Flow                                                                         $9,622,897
-------------------------------------------------------------------------------------------------------

                                       11
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FINANCIAL HIGHLIGHTS
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NOTES TO UNDERWRITTEN CASHFLOW

REVENUES

o Base rent for the office and the retail space is based on the September 5, 2000 rent roll.

o Underwritten specialty and temp retail income, percentage rent income, CAM/operating expense reimbursements and other revenue is based on the trailing 12 month operating statements (Oct 99 - Sep 00) and is consistent with 1998 and 1999 revenue amounts.

o Parking revenue is based on the trailing 12 month operating statement ending July 2000. Revenues are higher than prior years due to rate increases that were implemented mid-year 1999.

o The occupancy of the office space at Harborplace is 98.4%. For underwriting purposes, we have assumed an occupancy rate of 95% resulting in a $231,877 deduction from cash flow. Actual vacancy in the submarket is less than 2%.

o A vacancy and collection allowance of 1.5% of retail revenue was deducted for underwriting purposes.

EXPENSES

o A management fee of 4% of EGI was applied to the retail space assuming that retail leasing commissions are included in this fee. A management fee of 3% of EGI was applied to the office space; office leasing commissions are deducted separately. Management expenses for the parking garage are included in the operating expenses for the garage. The actual management agreement at the property is being adjusted to reflect a market-rate fee. Underwritten management fees are lower than historical management fees reflecting the adjustment to a market-rate fee.


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FINANCIAL HIGHLIGHTS
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NOTES TO UNDERWRITTEN CASHFLOW (CONT'D)

EXPENSES

o All other operating expenses are based on the trailing 12 month operating statement July 2000. Overall trailing 12 month operating expenses increased 5.5% over 1999 expenses.

o The borrower's obligation to the City of Baltimore is approximately $2,400,000 annually, which was deducted prior to calculating underwritten NOI.

CAPITAL EXPENDITURES

o Annual replacement reserves are $0.20 psf for the office and the retail space. The reserve amount for the garage is $50 per space.

o Tenant improvement allowances are calculated based on the average annual rollover of underwritten occupied space. For the retail space, the calculation assumes $10 psf for new tenants and $4 psf for renewing tenants, a ten-year lease term, and a renewal probability of 65%. For the office space, the calculation assumes $15 psf for new tenants and $5 psf for renewing tenants, a 8-year lease term, and a renewal probability of 65%.

o Leasing commissions are underwritten as part of the 4% management fee for the retail space. For the office space, leasing commissions are calculated assuming the same average annual rollover and renewal probability used in the calculation of TI allowances. Commissions are calculated on the average base rent assuming an average lease term of 8 years, a 4.0% commission on new leases and a 2.0% commission on renewed leases.


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